                                                                   EXHIBIT 10.7




                          AMENDED AND RESTATED WARRANT

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

THIS WARRANT AND THE STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THIS WARRANT AND IN A CERTAIN LOAN AND WARRANT PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THIS WARRANT (OR SUCH OWNER'S PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE ISSUER DURING NORMAL BUSINESS HOURS.


Issued March 24, 1993

Amended and Restated in its entirety, September 24, 1997

Void after the later of (a) March 24,     Right to Purchase up to 60,000 Shares
2003, or (b) the fourth anniversary of    of Common Stock of Best Software, Inc.
the repayment in full of the Note (as     (subject to conversion and adjustment
defined below)                            as provided herein), at the election
                                          of the holder hereof


               BEST SOFTWARE, INC. COMMON STOCK PURCHASE WARRANT

        BEST SOFTWARE, INC., a Virginia corporation (the "Company"), for value received and subject to the terms set forth below, hereby grants to PNC CAPITAL CORP, a Delaware corporation, its registered successors and assigns (the "Holder"), the right to purchase from the Company, at the purchase price of $40.00 per share (as it may be adjusted from time to time as provided herein, the "Exercise Price"), at any time or from time to time after the Issue Date (as defined in Section 1 hereof) and prior to the later of (a) 3:00 p.m., Eastern time, on the fourth anniversary of the repayment in full of the Note (as defined below), or (b) 3:00 p.m., Eastern time, on March 24, 2003, up to an aggregate of Sixty Thousand (60,000) fully paid and non-assessable shares of Common Stock, no par value, of the Company (the "Common Stock"), the actual number of such shares to be calculated as follows: This Warrant shall initially be exercisable for Thirty-One Thousand Five Hundred (31,500) shares of Common Stock. In the event the aggregate principal amount borrowed by the Company under the Note (as defined below) from time to time reaches $5,000,000 (calculated without taking into consideration repayments or prepayments made by the Company), this Warrant shall be exercisable (i) for an additional Thirteen Thousand Five Hundred (13,500) shares of Common Stock and (ii) in the event (a) the Note is not paid in full in accordance with its terms before March 24, 1995 or (b) the Company does not complete a Qualifying Public Offering (as defined below) on or before March 24, 1995, this Warrant shall be exercisable for (x) an additional Ten Thousand Five Hundred (10,500) shares of Common Stock if $3,500,000 was borrowed by the Company under the Note or (y) an additional Fifteen Thousand (15,000) shares of Common Stock if $5,000,000 was borrowed by the Company under the Note (in each case, calculated as specified above). The Exercise Price and the number and character of such shares of Common Stock purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided in Section 3, below.

        This Warrant and the Non-Revolving Subordinated Promissory Note of the Company in favor of Holder dated as of March 3, 1993 in the maximum principal amount of $5,000,000 (the "Note") have been issued to Holder pursuant to the Loan and Warrant Purchase Agreement dated as of March 2, 1993 (the "Loan Agreement"), by and between the Company and Holder, in consideration of the credit facilities provided to the Company by Holder as provided therein.

        This Warrant is subject to the following provisions:

        1. Definitions. Unless otherwise defined herein, all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto by the Loan Agreement. As used herein, the following terms have the meanings ascribed to them below:

            (a) "Business Day" means any day other than a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania.

            (b) "Capital Stock" shall have the meaning set forth in Section 3.1(a) hereof.

            (c) "Cash Items" shall mean cash as the same is presented in the Company's audited consolidated financial statements for its most recently completed fiscal year.

            (d) "Common Stock" shall mean the common stock, no par value, of the Company.

            (e) "Equity Stock" means all stock of any class or classes (however designated) of the Company, including, without limitation, the Common Stock, no par value, of the Company, authorized upon the Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

            (f) "Issue Date" means the date of issuance of this Warrant as specified on the first page hereof.

            (g) "Person" means, without limitation, an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization or a government or any department or agency thereof.

            (h) "Permitted Issuance" shall mean (a) any issuance of Common Stock upon a conversion of Preferred Stock issued and outstanding on March 24, 1993, provided such conversion is effected in accordance with the terms governing such Preferred Stock on March 24, 1993; (b) any issuance of Common Stock upon the exercise of employee options issued or to be issued by the Company for the purchase of up to 175,000 shares of Common Stock in the aggregate; or (c) any issuance of Common Stock upon an exercise of this Warrant or the warrants originally issued pursuant to the Warrant Purchase Agreement dated as of December 23, 1992 by and among the Company and the individuals and entities listed on Exhibit A thereto.

            (i) "Preferred Stock" means the redeemable, convertible, Class A Preferred Stock, par value $0.01 per share, of the Company.

            (j) "Public Offering" means a public offering pursuant to an effective registration statement under the Act covering the offer and sale of Common Stock for the account of the Company.

            (k) "Purchaser" shall have the meaning set forth in Section 2.2(a)(i) hereof.

            (l) "Qualifying Public Offering" means a Public Offering by the Company in which the aggregate net proceeds received by the Company exceeds $10,000,000 at a Public Offering price equal to or exceeding $50.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares after the Issue Date).

            (m) "Warrant" means, collectively, this Warrant and all other stock purchase warrants issued in exchange therefor or in replacement of this Warrant.

        2.  Exercise of Warrant.

        2.1. Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Issue Date and prior to the later of (a) 3:00 p.m., Eastern time, on the fourth anniversary of the repayment in full of the Note, or (b) 3:00 p.m., Eastern time, on March 24, 2003 (the "Exercise Period"). During the Exercise Period, the Holder shall also have the right to convert this Warrant in whole or in part, from time to time, at any time into shares of Common Stock pursuant to Section 4 hereof.

        2.2.  Exercise Procedure.

              (a) This Warrant will be deemed to have been exercised, in whole or in part, at such time as the Company has received all of the following items from the Holder of this Warrant (the "Exercise Date"):

              (i) a completed Subscription Agreement as described in Section
        2.4 hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

              (ii) this Warrant;

              (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B attached hereto (an "Assignment"), evidencing the assignment of this Warrant to the Purchaser together with any documentation required pursuant to Section 9(a) hereof; and

              (iv) a check payable to the Company in an amount equal to the product of the then current Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise; provided, however, that in the event the Purchaser is the holder of the Note, in lieu of delivering a check to the Company, the Purchaser may convert a portion of the principal balance then outstanding under the Note equal to the Exercise Price multiplied by the number of shares of Common Stock to be acquired by the Purchaser under the Warrant. To exercise such conversion right, the Purchaser shall surrender the Note at the principal office of the Company, together with written instructions to the Company as to the portion of the Note which the Purchaser elects to convert. The Company shall issue a replacement note of like tenor to the Purchaser in an amount of the unconverted principal balance of the Note, if any. Any such conversion of a portion of the Note to pay the Exercise Price shall be subject to the confirmation by any holder of Senior Indebtedness to the effect that the Company is not in default in its obligations with respect to the Senior Indebtedness.

              (b) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within fifteen (15) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct (subject to the transfer restrictions set forth herein), a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon exercise.

              (c) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised and/or converted pursuant to
Section 4, the Company at its expense will, within fifteen (15) days after the Exercise Date, issue and deliver to or upon the order of the Holder hereof a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock remaining issuable under this Warrant.

              (d) The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

              (e) The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost (other than the Exercise Price) incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

        2.3. Acknowledgment of Continuing Obligations. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

        2.4. Subscription Agreement. The Subscription Agreement shall be substantially in the form set forth in Exhibit A attached hereto (a "Subscription Agreement"), except that if the shares of Common Stock issuable upon exercise of this Warrant are not to be issued in the name of the Holder hereof, the Subscription Agreement will also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued (subject to the transfer restrictions set forth herein), and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock issuable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

        2.5. Fractional Shares. If a fractional share of Common Stock would, but for the provisions of Section 2.1 hereof, be issuable upon exercise of the rights represented by this Warrant, the Company will, within fifteen (15) days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Fair Market Value (as defined by Section 5.4 hereof) of such fractional share as of the close of business on the Exercise Date.

        3.    Antidilution Provisions.

        3.1. Adjustment of Number of Shares Purchasable and Exercise Price. Subject to the provisions of this Section 3, the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time.

              (a) Issuance of Additional Shares of Common Stock, In the event the Company shall issue or sell (or in accordance with Subsection 3.2 below is deemed to have issued or sold) any shares of its Common Stock, or stock having a preference or sharing on an equal basis as to dividends or distributions in liquidation with the Common Stock, pursuant to any stock split, dividend or recapitalization of the Company ("Capital Stock"), or shall issue or sell (or in accordance with Subsection 3.2 below be deemed to have issued or sold) shares of Capital Stock at a price per share less than the greater of (i) $40.00 (as adjusted for any stock dividends, combinations or splits) and (ii) in the case of any such issuance or sale following a Qualifying Public Offering, the Fair Market Value thereof, as defined by Section 5.4 hereof (the "Reference Price"), the then prevailing Exercise Price shall be reduced by multiplying the then prevailing Exercise Price by the factor obtained by dividing (A) an amount equal to the sum of (1) the number of shares of Capital Stock outstanding (or deemed outstanding pursuant to the provisions of Subsection 3.2) immediately prior to such issuance or sale multiplied by the then prevailing Exercise Price plus (2) the aggregate consideration, if any, received or to be received by the Company upon such issuance or sale, by (B) the total number of shares of Capital Stock outstanding immediately after such issuance or sale (or deemed issuance pursuant to the provisions of Subsection 3.2) multiplied by the then prevailing Exercise Price.

               (b) Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 3.1, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        3.2. Provisions Applicable To Section 3.1. For purposes of Section 3.1 hereof, the following provisions shall be applicable:

            (a) Minimum Adjustment. In the event any adjustment of the Exercise Price pursuant to Section 3.1 hereof shall result in an adjustment of less than $0.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $0.01 or more per share of Common Stock.

            (b) Reorganization, Reclassification or Recapitalization of Company. In the event of any capital reorganization, reclassification or recapitalization of the capital stock of the Company (other than a change in par value, or from par value to no par value or from no par value to par value), there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization, reclassification or recapitalization of capital stock, and at the Exercise Price as adjusted pursuant to the provisions of Section 3.1(a) hereof. Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make appropriate, written adjustments in the application of the provisions herein set forth satisfactory to the Holders of this Warrant so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this

Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and the successor entity and be approved by the Holder of this Warrant.

            (c) Issuance of Warrants, Rights or Options. If the Company in any manner grants any warrants, rights or options to subscribe for or to purchase Common Stock or any stock or securities convertible into or exchangeable for Common Stock, other than pursuant to a Permitted Issuance (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") or in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Reference Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issued will be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" will be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options or the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus, in the case of Convertible Securities or Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercises of such Options or upon the conversion or exchange of all Convertible Securities issued or issuable upon the exercise of such Options. No additional adjustment of the Exercise Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

            (d) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time (other than under or by reason or provisions designed to protect against dilution of the type set forth in this
Section 3 and which have no more favorable effect on the holders of such Options or Convertible Securities than this Section 3 would have if this
Section 3 were included in such Options or Convertible Securities), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, is reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution of the type set forth herein and which have no more favorable effect on the holders of such Options or Convertible Securities than the provisions hereof would have if the provisions of this Warrant were included in such Options or Convertible Securities, then in the case of the delivery of Common Stock upon the exercise of any such Option or upon the conversion or exchange of any such Convertible Security, the Exercise Price then in effect under this Warrant will forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been made in accordance with paragraph (c) above upon the issuance of the shares of Common Stock delivered upon such exercise or conversion.

        (e) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect hereunder will be adjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued.

        (f) Calculation of Consideration Received. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for consideration part or all of which is cash, the amount of cash consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for a consideration part or all of which is other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Fair Market Value thereof (as defined in Section 5.4 hereof) as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

        (g) Integrated Transactions. In case any Option is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued without consideration.

        3.3.  Certificates.

              (a)  Upon any adjustment of the Exercise Price pursuant to
Section 3.1 hereof, a certificate signed by the Treasurer or Chief Financial Officer of the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed (by first class mail, postage prepaid or by recognized overnight delivery service) to the Holder of this Warrant specifying the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of this Warrant after giving effect to the adjustment of such number pursuant to Section 3.1 hereof. In the event the Holder disputes the matters set forth in such certificate, the Holder shall have the right to request a calculation by an independent firm of certified public accountants of recognized national standing, to be selected by the Company and the Holder. The certified public accounting firm shall deliver to the Holder a certificate setting forth its calculation of the matters set forth in the Company's certificate, which certificate shall be conclusive evidence of the accuracy or inaccuracy of any computation made by the Company under Section 3.1 hereof. The Holder shall bear the expense of any such calculation performed; provided, however, that in the event that the adjusted Exercise Price calculated by the accounting firm varies from the adjusted Exercise Price calculated by the Company by 10% or more, the Company shall bear the expense thereof.

                (b) Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this Section 3.3, shall not affect the legality or validity of the adjustment of the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

        3.4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

        4.  Right to Convert Warrant.

        4.1. Right to Convert. The Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") in whole or in part, from time to time, at any time, into shares of Common Stock, at the election of the Holder, as provided in this Section 4. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of shares of Common Stock equal to the number of shares to be converted times the quotient obtained by dividing (a) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the Exercise Price in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of one share of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (b) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right; provided, however, that there shall be no Conversion Right at any time when the Exercise Price is greater than the Fair Market Value of one share of Common Stock.

        4.2  Method of Exercise.

                 (a) The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying the portion of this Warrant to be so converted.

              (b) As soon as practicable after the conversion of this Warrant in full or in part, and in any event within fifteen (15) days after the receipt by the Company of the Warrant together with the aforesaid written statement (the "Conversion Date"), the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct (subject to the transfer restrictions set forth herein), a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such conversion.

              (c) Unless this Warrant has expired or been exercised and/or converted in whole, the Company at its expense will, within fifteen (15) days after the Conversion Date, issue and deliver to or upon the order of the Holder hereof a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock remaining issuable under this Warrant.

              (d)  The Common Stock issuable upon the conversion of this

Warrant will be deemed to have been issued to the Purchaser on the Conversion Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Conversion Date.

              (e) The issuance of certificates for shares of Common Stock upon conversion of this Warrant will be made without charge to the Holder for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock.

        4.3. Determination of Fair Market Value. For purposes of this Section 4, the term "Fair Market Value" of a share of Common Stock as of a specific date (the "Determination Date") shall mean the following:

                 (a) if shares of Common Stock are listed on any national securities exchange or quoted on the Nasdaq Stock Market ("NASDAQ"), National Market ("NMS"), the daily closing price on the Business Day preceding the Determination Date (the "Closing Price");

                 (b) if shares of Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS but otherwise are quoted on NASDAQ, the average of the high and low bids as reported by NASDAQ for the Business Day preceding the Determination Date; or

                 (c) if shares of Common Stock are not listed on a national securities exchange or quoted on NASDAQ/NMS or otherwise on NASDAQ, the Fair Market Value per share of Common Stock shall be the amount agreed upon by the Company and the Holder or, if they cannot so agree, the amount determined in accordance with the Appraisal Procedure set forth in Section 5.4(c); or

                 (d) if the Holder elects to convert this Warrant in connection with the completion of a Public Offering of the Company, the net price per share to the public in such Public Offering.

        5. Right to Require Purchase of Warrant and Common Stock.

        5.1. Right to Require Purchase. The Holder shall have the right to require the Company to purchase all or a portion (but not less than half) of the shares of Common Stock (a) issuable upon exercise of the Warrant or (b) actually issued pursuant to the Warrant and owned by the Holder (the "Put Right") at any time after March 24, 1998 or, except with respect to a merger of the Company with a subsidiary or a merger where the Company is the surviving corporation (in each case where the stockholders of the Company immediately prior to any such merger continue to own 90% of the equity securities of the surviving corporation immediately after such merger), upon the merger or consolidation of the Company with, or the sale of all or a substantial portion of the assets or capital stock of the Company to, any Person. Upon exercise of the Put Right, the Company shall deliver to the Holder immediately available funds equal to the Put Value (the "Put Proceeds"). For purposes of this Section 5, the term "Put Value" shall mean an amount equal to the Fair Market Value of a share of Common Stock as of the Determination Date (as defined below), multiplied by the maximum number of shares of Common Stock potentially issuable upon exercise of the Warrant or actually issued pursuant to the Warrant and owned by the Holder which the Holder is requiring the Company to purchase. In the case of an exercise of the Put Right as to shares not yet issued but issuable upon exercise of this Warrant, there shall be subtracted therefrom an amount equal to the product of the Exercise Price and the number of shares not yet issued but issuable upon exercise of this Warrant as to which the Put Right is being exercised.

        5.2. Termination of Put Right. The Put Right shall terminate upon the consummation of a Qualifying Public Offering by the Company.

        5.3. Method of Exercise. The Put Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Put Right. The Put Proceeds shall be delivered to the Holder on the day the Company receives this Warrant together with such written statement.

        5.4. Determination of Fair Market Value. For purposes of this Section 5, the term "Fair Market Value" of a share of Common Stock as of the Determination Date shall mean the Closing Price if shares of Common Stock are listed on any national securities exchange or quoted on NASDAQ/NMS. In the event that shares of Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS, the term "Fair Market Value" of a share of Common Stock as of the Determination Date shall mean the greater of the following:

                (a) if shares of Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS but otherwise are quoted on NASDAQ, the average of the high and low bids are reported by NASDAQ for the Business Date preceding the Determination Date;

                (b) the price per share of Common Stock received by the stockholders of the Company in a merger, consolidation or sale of Common Stock to a Person other than the stockholders of the Company on March 24, 1993 involving greater than eighty percent (80%) of the outstanding shares of Common Stock, or the price per share of Common

        Stock received by the Company upon the sale of all or substantially all of the assets of the Company to a Person other than the stockholders of the Company on March 24, 1993; or

                (c) The Fair Market Value as determined in accordance with the following appraisal procedure (the "Appraisal Procedure"). The Company and the Holder each shall engage (at their own expense) an independent, professional appraiser to determine the Fair Market Value of a share of Common Stock as of the Determination Date. In the event the two appraisals are equal to or less than ten percent (10%) apart in value, the two appraisals shall be averaged to obtain the Fair Market Value. In the event the two appraisals are greater than ten percent (10%) apart in value, the Company and the Holder shall select a third independent, professional appraiser acceptable to both parties to determine the Fair Market Value of a share of Common Stock as of the Determination Date. In the event a third appraiser is selected, the Fair Market Value shall be equal to the value of a share of Common Stock as determined by such third appraiser. The costs of the third appraiser shall be borne by the Company.

        6. Notices of Record Date, Etc.  In the event of:

                 (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class of the Company or any other securities or property, or to receive any other right; or

                (b) except with respect to a merger of the Company with a subsidiary or a merger where the Company is the surviving corporation (in each case where the stockholders of the Company immediately prior to any such merger are the stockholders of the surviving corporation immediately after such merger), any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or merger or consolidation of the Company with or into any other Person; or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities of the Company, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities of the Company (other than (i) the issue of Common Stock upon the exercise of this Warrant or any other Warrant (as defined by the Purchase Agreement), or the conversion of the Preferred Stock, and (ii) stock options to purchase shares of Common Stock which may be granted to employees, directors or consultants of the Company or the issuance of such shares pursuant to the exercise of such options, (iii) any shares issued in transactions to which Section 3.2(b) applies, and (iv) a stock split in connection with a Qualifying Public Offering);

then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right,
(B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (C) the amount and character of any stock of any class or other securities of the Company, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

        7. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

        8. Purchase Rights. If at any time the Company grants, issues or sells any rights or options to subscribe for or to purchase stock, warrants, securities or other property pro rata to the record holders of any class of capital stock of the Company (the "Purchase Rights"), then the Holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon exercise of this Warrant had such Warrants been fully exercised immediately prior to the date on which a record was taken for the grant, issuance or sale of such Purchase Rights (whether or not such Warrants have been issued).

        9.  Disposition of This Warrant, Common Stock, Etc.

                (a) The Warrants and the Common Stock issued in respect of the Warrants shall not be sold or transferred (i) unless either (A) they first shall have been registered under the Securities Act or (B) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act, and (ii) for so long as the Company's Common Stock is not registered under Section 5 of the Act and unless otherwise agreed by the Company, to any transferee which is a potential or actual customer, supplier or competitor of the Company. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by the terms and conditions of this Warrant.

                (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with conspicuous legends in substantially the following forms:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A CERTAIN LOAN AND WARRANT PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THIS WARRANT (OR SUCH OWNER'S PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE ISSUER DURING NORMAL BUSINESS HOURS."

        10. Rights and Obligations of Warrant Holder. The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Common Stock of the Company by exercising this Warrant and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

        11. Transfer of Warrants. Subject to compliance with the restrictions on transfer applicable to this Warrant referred to in Section 9 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the registered Holder, upon surrender of this Warrant with a properly executed Assignment to the Company, and the Company at its expense will issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants in such denomination or denominations as may be requested but otherwise of like tenor, in the name of the Holder or as the Holder (upon payment of any applicable transfer taxes) may direct.

        12. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        13. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        14. Company Records. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

        15. Compliance with Laws. The holder of this Warrant hereby agrees that it shall not elect to receive shares of Common Stock of the Company upon exercise of the Warrant so long as such election to receive such shares of Common Stock would violate any statute, law, rule, regulation or requirement of any governmental authority, regulatory agency or court, whether foreign, federal, state, local or other, at law or in equity, including, without limitation, the Bank Holding Company Act of 1956, as amended.

        16.  Miscellaneous.

        16.1. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class mail, postage prepaid, or sent by a recognized overnight delivery service to such address as may have been furnished to the Company in writing by such Holder, or until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company. All communications from the Holder of this Warrant to the Company shall be mailed by first class mail, postage prepaid, or sent by a recognized overnight delivery service to the Company at 11413 Isaac Newton Square, Reston, Virginia 22090, Attn:
President, or such other address as may have been furnished to the Holder in writing by the Company.

        16.2. Amendment; Waiver. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

        16.3. Governing Law; Descriptive Headings. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws principles thereof. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        IN WITNESS WHEREOF, and intending to be legally bound hereby, this Agreement has been duly signed, sealed and delivered by the undersigned as of the day and year specified at the beginning hereof.

CORPORATE SEAL                              BEST SOFTWARE, INC.

ATTEST:

                                          By:
--------------------------------          ----------------------------------
Name:  Shelley Reback                       Name:
Title: Asst. Secretary                      Title:

                                   EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                  [To be signed only upon exercise of Warrant]


To:     BEST PROGRAMS, INC.                             Date:


        The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to subscribe for and purchase thereunder, ______ shares of Common Stock covered by such Warrant and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the amount of and delivered to ___________________________________ whose address is: ____________________
and whose federal tax identification number is: ______________. If said number of shares is less than all the shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.




                                 Signature
                                            ---------------------------------

                                      (Signature must conform in all
                                      respects to name of Holder as
                                      specified on the face of the Warrant
                                      or on the form of Assignment
                                      attached as Exhibit B thereto.)

                                 Address
                                          -----------------------------------

                                          -----------------------------------


                                 Federal Tax Identification No.

Signature Guarantee:





                                   EXHIBIT B

                                   ASSIGNMENT

                  [To be signed only upon transfer of Warrant]



        For value received, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

                                        Federal Tax
Name of Assignee        Address         identify. No.           No. of Shares
-----------------      ---------        --------------          --------------




Dated:


                        Signature
                                 ----------------------------------------------
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant.)

                        Address
                                 ----------------------------------------------

                                 ----------------------------------------------


                        Federal Tax Identification No.
                                                      -------------------------

Signature Guarantees:



                                   EXHIBIT D


                      [LETTERHEAD OF PNC LEGAL DEPARTMENT]


                       March ___, 1993


Best Programs, Inc.
11413 Isaac Newton Square
Reston, Virginia 22090

                Re:  Loan and Warrant Purchase Agreement

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 4.10(c) of the Loan and Warrant Purchase Agreement dated March 2, 1993 (the "Loan Agreement") between you and PNC Capital Corp, a Delaware corporation (the "Company"), pursuant to which the Company is purchasing a Non-Revolving Subordinated Promissory Note dated March 3, 1993 in the maximum principal amount of $5,000,000 (the "Note") and a Warrant (the "Warrant") representing the right to purchase certain shares of the Common Stock of Best Programs, Inc., subject to adjustment as provided therein. Capitalized terms defined in the Loan Agreement or the Warrant and not otherwise defined herein are used herein with the meanings so defined.

          I have acted as counsel to the Company in connection with its internal affairs and render this opinion in connection with the transactions contemplated by the Loan Agreement. In this regard, I have examined an executed counterpart of the Loan Agreement and such other documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based upon the foregoing, and subject to the qualifications set forth herein, it is my opinion that:

     1. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has all requisite corporate power adequate to own its property and carry on its business as presently conducted.

     2. The execution and delivery of the Loan Agreement and the Other Documents to which the Company is a party and the performance by the Company of its obligations thereunder and of the transactions contemplated thereby are within its corporate power and authority, have been authorized by proper corporate proceedings and do not contravene any provision of its Certificate of Incorporation or By-Laws or, to my knowledge, contravene any provision of, or constitute an event of default under, any other material agreement, instrument or undertaking binding on the Company.

     3. The Loan Agreement and the other Documents to which the Company is a party have been duly authorized, executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, fraudulent conveyance, insolvency or other similar laws affecting the rights of creditors generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

         I am admitted to practice law only in the Commonwealth of Pennsylvania and do not hold myself out as being an expert on the laws of any other jurisdiction. The foregoing opinions are limited to the laws of the Commonwealth of Pennsylvania, the corporation law of the State of Delaware and the federal laws of the United States of America as such federal laws pertain to small business investment companies and banking generally.

         This opinion speaks only as of today's date, and is limited to present statutes, regulations and judicial interpretations. In rendering this opinion, I assume no obligation to revise or supplement this opinion should the present laws be changed by legislative or regulatory action, judicial decision or otherwise. This opinion is furnished to you solely in connection with the Company's purchase of the Note and the Warrant pursuant to the Loan Agreement and may not be relied upon by any other person or entity or by you in any other context.

                         Very truly yours,


                                   EXHIBIT E

                   REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT dated as of the ____ day of March, 1993 (the "Agreement"), by and between BEST PROGRAMS, INC., a Virginia corporation (the "Company") and PNC CAPITAL CORP, a Delaware corporation (the
"Stockholder");

                                  WITNESSETH:

     WHEREAS, the Company and Stockholder are parties to a certain Loan and Warrant Purchase Agreement dated as of March 2, 1993 (the "Purchase Agreement"); and

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued to the Stockholder a certain Non-Revolving Subordinated Promissory Note dated March 2, 1993 (the "Note") and a certain warrant for the purchase of shares of Common Stock of the Company dated as of the date hereof (the "Warrant"); and

     WHEREAS, the Stockholder and the Company desire to provide for certain registration rights for the shares of the Common Stock of the Company issuable upon exercise of the Warrant;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and intending to be legally bound, the parties hereto hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, without stated par value, of the Company.

          "Conversion Stock" shall mean the Common Stock issued or issuable pursuant to exercise of the Warrant.

          "Holder" shall mean the Stockholder, so long as it holds Registrable Securities, and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with
     Section 9 hereof.

        "Registrable Securities" shall mean the Conversion Stock and any Common

Stock of the Company issued or issuable in respect of the Conversion Stock, upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities if (A) they have been sold to or through a broker, dealer, or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto were or could have been removed upon the consummation of such sale, or (C) in the case of a holder who then holds less than 1% of the outstanding Common Stock of the Company (assuming conversion of all securities convertible into Common Stock of the Company), such shares are, in the reasonable opinion of counsel for the Company, available for sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.

        The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), and the reasonable fees and disbursements of one counsel for all Holders.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders.

                2.   Company Registration.

                (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction or (iii) any other registration that is not in the reasonable determination of the Company appropriate for the registration of Registrable Securities, the Company will:

                (A)  promptly give to each Holder written notice thereof; and

                (B) include in such registration (and any related qualification under blue sky laws or other compliance), in accordance with the Company's intended method of distribution of Common Stock pursuant to the registration statement relating thereto, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event the right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement selected in customary form with the managing underwriter for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all holders thereof pro rata based on their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereto). If any Holder or holders would thus be entitled to include more securities than such Holder or holder requested to be registered, the excess shall be allocated among other requesting Holders and holders pro rata in the manner described in the preceding sentence. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or any other holder proposing to distribute these securities through such underwriting to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

        (c) Right of Company to Terminate Registration. The Company shall have the right to terminate or withdraw without liability or penalty any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder (or other holder of securities entitled to inclusion in such registration has elected to include securities in such registration.

        3. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

        4. Expense of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Section 2 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders or other holders registering securities shall be borne by the Holders or holders of such securities pro rata on the basis of the number of shares so registered.

        5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and exercise reasonable efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed; and

        (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as such Holders or underwriters may reasonably request in order to facilitate the public offering of such securities.

        6.      Indemnification.

        (a) To the extent permitted by law, the Company will indemnify each Holder and other holder participating in a registration pursuant to this Agreement, each of its officers and directors and partners, and each person controlling such Holder or holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder or holder, each of its officers and directors, and each person controlling such Holder or holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed or certified to be correct by or on behalf of such Holder or holder, controlling person, or underwriter and stated to be specifically for use therein.

        (b) To the extent permitted by law, each Holder or holder will, if Registrable Securities or other securities held by such Holder or holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder or holder, each of its officers and directors and partners, and each person controlling such Holder or holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, of any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders or holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Holder or holder and stated to be specifically for use therein.

        (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. The Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest between, or separate and different defenses to be relied upon by, the Indemnified Party and Indemnifying Party.
No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

        7. Information by Holder. The Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the Registrable Securities or other securities held by it as the Company may request in writing and as shall be required in connection with any registration pursuant to this Agreement.

        8. Rules 144 and 144A Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to exercise reasonable efforts to:

        (a) Make and keep public information available, as those terms are understood and defined in Rules 144 and 144A respectively under the Securities Act, at all times after the date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended;

        (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

        (c) So long as the Stockholder owns any Registrable Securities, furnish to the Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rules 144 and 144A respectively (at any time after 90 days after the effective date of the first registration statement filed by the Company for any offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Stockholder to sell any such securities without registration.

        9. Transfer of Registration Rights. The right to cause the Company to register securities granted to the Stockholder under Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Stockholder provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) such assignee or transferee acquires at least 30% of the Registrable Securities (subject to appropriate adjustment for stock splits, dividends, subdivisions, combinations, recapitalizations, and the like), (c) prompt written notice of the assignment or transfer is given to the Company, and (d) such assignee or transferee agrees to be bound by the obligations of the Stockholder under this Agreement.

        10. Consolidating Agreement. The Stockholder agrees to negotiate in good faith with the Company and with the other stockholders to whom the Company has granted registration rights for the purpose of entering into a single registration rights agreement on terms substantially similar to the terms of this agreement. It is anticipated that such agreement shall also include an agreement by the Stockholder and the other stockholders to refrain from selling their Common Stock for a reasonable period of time following a registered public offering involving an underwriting, if the underwriters of such offering determine that such an agreement is necessary or desirable.

        11. Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made when delivered by hand or by messenger, or three days after deposited in the mails, registered or certified with postage prepaid, addressed to the Company at 11413 Isaac Newton Square, Reston, Virginia 22090, to the attention of the Chairman of the Board, and to the Stockholder at its address as set forth in the stock records of the Company, or to such other address as either of them shall specify in writing to the other by notice made in compliance herewith.

        12. Amendment, Modification and Waiver. This Agreement may not be amended or modified, or any provision hereof waived except by a writing duly executed by the parties hereto, except that, in the case of a waiver, such writing need be executed only by the waiving party.

        13. Governing Law. This Agreement, and the rights and obligations of the parties hereunder, shall be construed and interpreted in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws principles thereof.

        14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        15. Captions. The descriptive headings of the Sections of this Agreement are inserted for convenience only and shall not affect the meaning, construction or interpretation of any of the provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ATTEST:                                 BEST PROGRAMS, INC.

                                        By:
----------------------------------         ---------------------------------
Name:                                   Name:   Melody S. Ranelli
      ----------------------------      Title:  Executive Vice President and
Title:                                          Chief Financial Officer
      ----------------------------

                                        PNC CAPITAL CORP

                                        By:
                                           ---------------------------------
                                        Name:   Peter V. Del Presto
                                        Title:  Vice President